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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 9, 2000

                               INSMED INCORPORATED
             (Exact name of registrant as specified in its charter)



           VIRGINIA                       0-30739                  54-1972729
---------------------------------      ------------                ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
     incorporation)                                          Identification No.)



                    800 East Leigh Street, Richmond, VA 23219
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (804) 828-6893
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS


(c)      Exhibit


          99.1  Press Release dated November 7, 2000.

ITEM 9.  Regulation FD Disclosure

          On November 9, 2000, Dr. Geoffrey Allan, the Chairman of the Board, President and Chief Executive Officer of Insmed Incorporated, will make a presentation at the Prudential Vector Healthcare Conference. By press release dated November 8, 2000, the public was invited by Insmed Incorporated to listen to a live webcast of the event. The press release is attached hereto as Exhibit 99.1.

     The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INSMED INCORPORATED


Date: November 9, 2000                            By:  /s/ Michael D. Baer
                                                       -------------------
                                                        Michael D. Baer
                                                        Chief Financial Officer
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                              INSMED INCORPORATED
                               INDEX TO EXHIBITS



Exhibit Number

99.1  Press Release dated November 7, 2000.